Exhibit 99.9

CLIENT FREQUENTLY ASKED QUESTIONS

Why is this transaction good for clients?

It will increase value in several ways. First, we’ll be able to expand the suite of products and services we offer to our parking customers and clients. Standard Parking and Central Parking have each developed automated and web-based, state-of-the-art products and services that currently benefit only our respective parking customers and clients. The combination will enable the combined company to blend the best products and services of both companies and offer them to all of our clients. These include location management and reporting technology such as:

•	Electronic (interactive) marketing services to generate parking demand, including consumer facing websites and iPhone and Android apps

•	Monthly parker billing and management systems designed to bill and collect monthly parking revenues consistent with the requirements of tenant leases (MPM PlusTM, CARS)

•	Automated, remotely-monitored equipment to enable revenue generation (Pay Park & Go, Focus Point remote management division) and efficient, automated reporting

•	Revenue analysis tool for office building clients (ParkROITM)

•	Online financial data and client reporting (Client ViewSM, WebVisionTM)

Once the merger is consummated, the combined company should be able to accelerate the development of new technology that will enhance customer service and thus should drive client revenues at a faster pace than either company would achieve on its own. An expanded location base will capture parking data on a scale that will better identify customers’ parking preferences to help guide the development of this technology.

Clients also will benefit from a single-source vendor that can provide a single client interface across many disciplines, affording simplification and continuity of supervision and reporting.

How will this affect my contract and rates?

Your contract’s terms and provisions won’t be affected.

Will there be new product or service offerings?

Standard Parking and Central Parking have each developed automated and web-based, state-of-the-art products and services that currently benefit only their respective parking customers and clients. The combination will enable the combined company to offer all of those benefits to all of our customers and clients.

Moving forward, we expect to be able to accelerate the development of parking-related technology that will further enhance the parking customer’s experience as well as the service we provide to our clients.

CLIENT FREQUENTLY ASKED QUESTIONS

Do I have the same client contact?

Yes, Standard Parking and Central Parking will continue to operate as completely separate and independent companies, just as they’ve always done, until the deal is closed, so nothing will change. Even after the transaction is closed, we will strive to only make personnel changes if we are confident your service levels will be enhanced.

Why should I allow both Central Parking and Standard Parking to bid on my deal since the two companies are merging?

Standard Parking and Central Parking will continue operating as completely separate and independent companies – just as we’ve always done – until the deal is approved by the government and closed.

After the closing, will you give my location competitive pricing or the attention it needs to drive revenue?

Certainly.

In fact, we expect this transaction to increase client value by blending the best existing products and services of both companies, which will enhance the customer’s parking experience as well as the services we provide to our clients.

Moving forward, the combined company should accelerate the development of new technology that will enhance customer service at a faster pace than either company would achieve on its own. An expanded location base will capture parking data on a scale that will better identify customers’ parking preferences to help guide the development of this technology and thus should continue to drive client revenues.

How can I expect this merger to impact the company’s efficiency and responsiveness for its clients?

We expect the resources that will be available to the combined company will work to our advantage in enabling us to enhance our efficiency and responsiveness. We are committed to the rapid development of technology that improves the parking customer’s experience and makes the garage operations and our reporting even more efficient and cost-effective.

Moreover, we don’t expect any meaningful change in the personnel working at or supervising your location. While we will be consolidating business support functions and eliminating management overlaps once the merger closes, the anticipated personnel reductions are expected to be less than 2% of our total combined workforce. Any changes that may ultimately be made will only enhance the high service levels and array of product and service offerings to our clients and customers.

How will clients be kept updated on the status of the deal? To whom should questions be referred?

If you have any questions regarding how the transaction will affect you as a client, please feel free to reach out directly to your existing Standard Parking contact.

CLIENT FREQUENTLY ASKED QUESTIONS

Cautionary Note Regarding Forward-Looking Statements

This document contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, including statements regarding expected cost synergies and other anticipated benefits of the proposed merger of Standard Parking Corporation (“Standard”) and the parent of Central Parking Corporation (“Central”), the expected future operating results of the combined company, the expected timing of completion of the merger and the other expectations, beliefs, plans, intentions and strategies of Standard. Standard has tried to identify these statements by using words such as “expect,” “anticipate,” “believe,” “could,” “should,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project” and “will” and similar terms and phrases, but such words, terms and phrases are not the exclusive means of identifying such statements. These forward-looking statements are made based on management’s expectations and beliefs concerning future events and are subject to uncertainties and factors relating to operations and the business environment, all of which are difficult to predict and many of which are beyond management’s control. Actual results, performance and achievements could differ materially from those expressed in, or implied by, these forward-looking statements due to a variety of risks, uncertainties and other factors, including, but not limited to, the following: the risk that the proposed business combination transaction is not completed on a timely basis or at all; the ability to integrate Central into the business of Standard successfully and the amount of time and expense spent and incurred in connection with the integration; the risk that the economic benefits, cost savings and other synergies that Standard anticipates as a result of the transaction are not fully realized or take longer to realize than expected; the risk that Standard or Central may be unable to obtain antitrust or other regulatory clearance required for the transaction, or that required antitrust or other regulatory clearance may delay the transaction or result in the imposition of conditions that could adversely affect the operations of the combined company or cause the parties to abandon the transaction; intense competition; the loss, or renewal on less favorable terms, of management contracts and leases; and changes in general economic and business conditions or demographic trends.

For a detailed discussion of factors that could affect Standard’s future operating results, please see Standard’s filings with the Securities and Exchange Commission (the “SEC”), including the disclosures under “Risk Factors” in those filings. Except as expressly required by the federal securities laws, Standard undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, changed circumstances, future events or for any other reason.

Additional Information

The shares of Standard’s common stock to be issued as consideration under the merger agreement will not be registered under the Securities Act of 1933, as amended, or applicable state securities laws, and, unless so registered, such shares may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws. This document does not constitute an offer to buy or sell securities, or a solicitation of any vote or approval, nor shall it constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

Standard intends to file with the SEC a proxy statement and other relevant materials in connection with the proposed business combination transaction referenced in this document. Before making any voting decision with respect to the proposed transaction, Standard stockholders are urged to read the proxy statement when it becomes available, and as it may be amended from time to time, because it will contain important information regarding the proposed transaction. Standard’s stockholders may obtain a free copy of the proxy statement and other relevant materials, when available, and other documents filed by Standard with the SEC at the SEC’s website at http://www.sec.gov. In addition, copies of the proxy statement, when available, will be provided free of charge by Standard to all of its stockholders. Additional requests for proxy statements and other relevant materials should be directed to Standard Parking, Investor Relations, 900 N. Michigan Ave., Chicago, IL 60611 or by email at investor_relations@standardparking.com.

Standard and Central and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from Standard’s stockholders with respect to the proposed transaction. Any interests of the executive officers and directors of Standard and Central in the proposed transaction will be described in the proxy statement, when it becomes available. For additional information about Standard’s executive officers and directors, see Standard’s proxy statement filed with the SEC on March 28, 2011.